The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free

1-800-221-1037.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates.  This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale.  This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein.  The securities are being offered when, as and if issued.  In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.  You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

PHHMC 2008-CIM1
ARM (Group I)
Collateral Summary

Total Balance:	$332,625,417.88				W.A. Original LTV:		71.61%		% Interest Only:		85.59%
Loan Count:	451				W.A. Original CLTV (including silent seconds):		73.65%		% Simultaneous Seconds		20.80%
Average Balance:	$737,528.64				W.A. Credit Score:		754		% Greater than 80% LTV and no MI:		4.99%
					% Conforming:		0.54%

Credit Score	Count	Balance ($)	WAC (%)	Percent (%)			Index	Count	Balance ($)	WAC (%)	Percent (%)
Not Available	1	574,000.00	5.750	0.17			Libor - 1 Year	448	330,173,373.15	6.049	99.26
621 - 660	8	8,041,114.93	6.328	2.42			Libor - 6 Month	3	2,452,044.73	6.382	0.74
661 - 700	42	29,890,796.06	6.154	8.99			Total:	451	332,625,417.88	6.052	100.00
Greater than or equal to 701	400	294,119,506.89	6.034	88.42
Total:	451	332,625,417.88	6.052	100.00

Documentation Type	Count	Balance ($)	WAC (%)	Percent (%)			IO Term (months)	Count	Balance ($)	WAC (%)	Percent (%)
Full Documentation	322	241,626,424.39	6.075	72.64			0	68	47,917,027.17	6.054	14.41
Stated Documentation	51	33,848,515.59	5.995	10.18			84	2	1,053,564.60	6.500	0.32
No Documentation	37	29,924,707.25	6.054	9.00			120	381	283,654,826.11	6.050	85.28
Alternative Documentation	27	17,751,169.05	5.992	5.34			Total:	451	332,625,417.88	6.052	100.00
Limited/Reduced Documentation	14	9,474,601.60	5.776	2.85
Total:	451	332,625,417.88	6.052	100.00

							Property Type	Count	Balance ($)	WAC (%)	Percent (%)
							Single Family Residence	268	202,805,661.00	6.058	60.97
							Planned Unit Development	133	93,830,188.20	5.971	28.21
Purpose	Count	Balance ($)	WAC (%)	Percent (%)			Condo	43	27,732,159.52	6.229	8.34
Purchase	260	192,311,958.87	6.025	57.82			2-4 Family	7	8,257,409.16	6.229	2.48
Refinance - Rate Term	106	81,948,799.72	6.029	24.64			Total:	451	332,625,417.88	6.052	100.00
Refinance - Cash Out	85	58,364,659.29	6.173	17.55
Total:	451	332,625,417.88	6.052	100.00
							Occupancy	Count	Balance ($)	WAC (%)	Percent (%)
							Primary	406	300,610,052.85	6.034	90.37
LTV Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Second Home	32	24,983,593.41	6.130	7.51
0.01 - 70.00	151	117,336,151.39	6.017	35.28			Investment	13	7,031,771.62	6.542	2.11
70.01 - 80.00	248	181,274,560.96	6.071	54.50			Total:	451	332,625,417.88	6.052	100.00
80.01 - 90.00	27	17,540,303.31	6.055	5.27
90.01 - 95.00	10	5,483,976.67	5.788	1.65
95.01 - 100.00	15	10,990,425.55	6.229	3.30			Top 5 States	Count	Balance ($)	WAC (%)	Percent (%)
Total:	451	332,625,417.88	6.052	100.00			California	151	120,192,951.54	6.144	36.13
							Illinois	35	26,578,548.61	5.989	7.99
							New Jersey	35	25,662,988.19	5.907	7.72
Gross Rate Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Colorado	23	17,333,472.95	6.120	5.21
4.500 - 4.999	3	2,038,264.37	4.853	0.61			Arizona	21	13,951,778.67	5.966	4.19
5.000 - 5.499	31	21,620,162.67	5.282	6.50			Other	186	128,905,677.92	6.007	38.75
5.500 - 5.999	174	129,701,404.31	5.764	38.99			Total:	451	332,625,417.88	6.052	100.00
6.000 - 6.499	158	119,199,292.72	6.214	35.84
6.500 - 6.999	76	54,460,166.87	6.612	16.37			Prepayment Penalty Term	Count	Balance ($)	WAC (%)	Percent (%)
7.000 - 7.499	8	4,913,490.94	7.127	1.48			No Prepayment Penalty	451	332,625,417.88	6.052	100.00
7.500 - 7.999	1	692,636.00	7.750	0.21			Total:	451	332,625,417.88	6.052	100.00
Total:	451	332,625,417.88	6.052	100.00

							Balance Range ($)	Count	Avg. Balance ($)	WAC (%)	Percent (%)
							0.01 - 100,000.00	1	96,741.53	6.670	0.03
							100,000.01 - 200,000.00	6	148,381.10	6.525	0.27
Margin (%)	Count	Balance ($)	WAC (%)	Percent (%)			200,000.01 - 300,000.00	2	283,375.00	6.294	0.17
2.000 - 2.499	441	325,822,538.12	6.052	97.95			300,000.01 - 400,000.00	3	355,934.59	6.348	0.32
2.500 - 2.999	10	6,802,879.76	6.034	2.05			400,000.01 - 500,000.00	61	468,237.18	6.022	8.59
Total:	451	332,625,417.88	6.052	100.00			500,000.01 - 600,000.00	104	551,519.32	6.040	17.24
							600,000.01 - 700,000.00	85	658,213.80	6.001	16.82
							700,000.01 - 800,000.00	54	758,196.53	5.992	12.31
							800,000.01 - 900,000.00	29	854,769.36	6.170	7.45
							900,000.01 - 1,000,000.00	59	974,645.82	6.054	17.29
							1,000,000.01 - 1,250,000.00	18	1,111,426.26	6.192	6.01
							1,250,000.01 - 1,500,000.00	19	1,388,270.38	6.103	7.93
Maximum Rate (%)	Count	Balance ($)	WAC (%)	Percent (%)			1,500,000.01 - 1,750,000.00	5	1,622,194.80	6.022	2.44
9.500 - 9.999	3	2,038,264.37	4.853	0.61			1,750,000.01 - 2,000,000.00	4	1,902,843.71	5.832	2.29
10.000 - 10.499	29	20,575,174.67	5.283	6.19			2,750,000.01 - 3,000,000.00	1	2,795,000.00	6.25	0.84
10.500 - 10.999	167	125,862,868.21	5.764	37.84			Total:	451	737,528.64	6.052	100.00
11.000 - 11.499	156	117,729,780.72	6.204	35.39
11.500 - 11.999	80	55,566,102.97	6.557	16.71
12.000 - 12.499	12	7,427,990.94	6.842	2.23
12.500 - 12.999	3	2,732,600.00	6.565	0.82
13.500 - 13.999	1	692,636.00	7.750	0.21
Total:	451	332,625,417.88	6.052	100.00

Originator	Count	Balance ($)	WAC (%)	Percent (%)
PHH	451	332,625,417.88	6.052	100.00
Total:	451	332,625,417.88	6.052	100.00

Servicer	Count	Balance ($)	WAC (%)	Percent (%)
PHH	451	332,625,417.88	6.052	100.00
Total:	451	332,625,417.88	6.052	100.00

	Less than or equal to 55.00 (%)
FICO		55.01	60.01	65.01	70.01	75.01	80.01	85.01	90.01	95.01
LTV		to 60.00 (%)	to 65.00 (%)	to 70.00 (%)	to 75.00 (%)	to 80.00 (%)	to 85.00 (%)	to 90.00 (%)	to 95.00 (%)	to 99.99 (%)	100.00 (%)
Not Available	0.17	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1 - 600	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
601 - 625	0.19	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
626 - 650	0.00	0.32	1.17	0.00	0.00	0.43	0.00	0.00	0.00	0.00	0.00
651 - 675	0.06	0.27	0.00	0.00	0.43	2.53	0.00	0.00	0.27	0.00	0.26
676 - 700	0.16	0.00	0.22	0.82	0.69	2.85	0.00	0.36	0.15	0.00	0.22
701 - 725	1.81	0.23	1.50	1.14	1.31	4.31	0.00	0.77	0.33	0.00	0.14
726 - 750	0.65	1.36	1.26	0.27	2.56	7.13	0.00	1.49	0.51	0.00	1.36
751 - 800	7.65	5.13	3.02	3.74	7.19	20.51	0.93	1.57	0.38	0.26	0.98
Greater than or equal to 801	1.44	0.60	0.62	1.46	1.57	2.99	0.00	0.15	0.00	0.00	0.08
Total:	12.13	7.92	7.79	7.44	13.75	40.75	0.93	4.34	1.65	0.26	3.05

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Deutsche Bank toll-free at 1-800-503-4611.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to change.

  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.  THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.  The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change.

PHHMC 2008-CIM1
ARM (Subgroup I-1)
Collateral Summary

Total Balance:	$10,823,260.10				W.A. Original LTV:		77.10%		% Interest Only:		95.65%
Loan Count:	17				W.A. Original CLTV (including silent seconds):		77.48%		% Simultaneous Seconds		6.42%
Average Balance:	$636,662.36				W.A. Credit Score:		773		% Greater than 80% LTV and no MI:		0.00%
					% Conforming:		0.00%

Credit Score	Count	Balance ($)	WAC (%)	Percent (%)			Index	Count	Balance ($)	WAC (%)	Percent (%)
661 - 700	1	522,000.00	6.375	4.82			Libor - 1 Year	17	10,823,260.10	6.169	100.00
Greater than or equal to 701	16	10,301,260.10	6.158	95.18			Total:	17	10,823,260.10	6.169	100.00
Total:	17	10,823,260.10	6.169	100.00

Documentation Type	Count	Balance ($)	WAC (%)	Percent (%)			IO Term (months)	Count	Balance ($)	WAC (%)	Percent (%)
Full Documentation	9	6,202,580.00	6.126	57.31			0	1	470,556.10	5.900	4.35
Stated Documentation	7	3,920,680.10	6.232	36.22			120	16	10,352,704.00	6.181	95.65
Limited/Reduced Documentation	1	700,000.00	6.190	6.47			Total:	17	10,823,260.10	6.169	100.00
Total:	17	10,823,260.10	6.169	100.00

							Property Type	Count	Balance ($)	WAC (%)	Percent (%)
							Single Family Residence	11	6,252,024.10	5.913	57.76
Purpose	Count	Balance ($)	WAC (%)	Percent (%)			2-4 Family	2	2,076,600.00	6.546	19.19
Purchase	13	8,705,292.10	6.259	80.43			Planned Unit Development	3	1,902,636.00	6.728	17.58
Refinance - Rate Term	3	1,667,968.00	5.810	15.41			Condo	1	592,000.00	5.75	5.47
Refinance - Cash Out	1	450,000.00	5.750	4.16			Total:	17	10,823,260.10	6.169	100.00
Total:	17	10,823,260.10	6.169	100.00

							Occupancy	Count	Balance ($)	WAC (%)	Percent (%)
LTV Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Primary	15	9,430,624.10	6.051	87.13
0.01 - 70.00	3	2,154,480.00	6.154	19.91			Second Home	2	1,392,636.00	6.966	12.87
70.01 - 80.00	11	6,947,280.10	6.231	64.19			Total:	17	10,823,260.10	6.169	100.00
80.01 - 90.00	3	1,721,500.00	5.938	15.91
Total:	17	10,823,260.10	6.169	100.00

							Top 5 States	Count	Balance ($)	WAC (%)	Percent (%)
							California	5	3,713,500.00	6.196	34.31
Gross Rate Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Colorado	2	1,304,000.00	5.755	12.05
5.000 - 5.499	2	1,044,988.00	5.250	9.66			Maryland	2	890,988.00	5.503	8.23
5.500 - 5.999	7	3,838,536.10	5.776	35.47			Massachusetts	1	761,600.00	6.625	7.04
6.000 - 6.499	4	2,514,500.00	6.284	23.23			Minnesota	1	694,480.00	5.875	6.42
6.500 - 6.999	3	2,732,600.00	6.565	25.25			Other	6	3,458,692.10	6.426	31.96
7.500 - 7.999	1	692,636.00	7.750	6.40			Total:	17	10,823,260.10	6.169	100.00
Total:	17	10,823,260.10	6.169	100.00
							Prepayment Penalty Term	Count	Balance ($)	WAC (%)	Percent (%)
							No Prepayment Penalty	17	10,823,260.10	6.169	100.00
							Total:	17	10,823,260.10	6.169	100.00

Margin (%)	Count	Balance ($)	WAC (%)	Percent (%)			Balance Range ($)	Count	Avg. Balance ($)	WAC (%)	Percent (%)
2.000 - 2.499	17	10,823,260.10	6.169	100.00			400,000.01 - 500,000.00	4	448,386.03	5.636	16.57
Total:	17	10,823,260.10	6.169	100.00			500,000.01 - 600,000.00	4	542,750.00	5.948	20.06
							600,000.01 - 700,000.00	6	670,352.67	6.292	37.16
							700,000.01 - 800,000.00	2	760,800.00	6.500	14.06
							1,250,000.01 - 1,500,000.00	1	1,315,000.00	6.500	12.15
							Total:	17	636,662.36	6.169	100.00

Maximum Rate (%)	Count	Balance ($)	WAC (%)	Percent (%)
11.000 - 11.499	2	1,044,988.00	5.250	9.66
11.500 - 11.999	7	3,838,536.10	5.776	35.47
12.000 - 12.499	4	2,514,500.00	6.284	23.23
12.500 - 12.999	3	2,732,600.00	6.565	25.25
13.500 - 13.999	1	692,636.00	7.750	6.40
Total:	17	10,823,260.10	6.169	100.00

Originator	Count	Balance ($)	WAC (%)	Percent (%)
PHH	17	10,823,260.10	6.169	100.00
Total:	17	10,823,260.10	6.169	100.00

Servicer	Count	Balance ($)	WAC (%)	Percent (%)
PHH	17	10,823,260.10	6.169	100.00
Total:	17	10,823,260.10	6.169	100.00

	Less than or equal to 55.00 (%)
FICO		55.01	60.01	65.01	70.01	75.01	80.01	85.01	90.01	95.01
LTV		to 60.00 (%)	to 65.00 (%)	to 70.00 (%)	to 75.00 (%)	to 80.00 (%)	to 85.00 (%)	to 90.00 (%)	to 95.00 (%)	to 99.99 (%)	100.00 (%)
1 - 600	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
601 - 625	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
626 - 650	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651 - 675	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
676 - 700	0.00	0.00	0.00	0.00	0.00	0.00	0.00	4.82	0.00	0.00	0.00
701 - 725	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6.24	0.00	0.00	0.00
726 - 750	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
751 - 800	0.00	0.00	6.47	13.44	16.22	32.76	0.00	4.85	0.00	0.00	0.00
Greater than or equal to 801	0.00	0.00	0.00	0.00	0.00	15.21	0.00	0.00	0.00	0.00	0.00
Total:	0.00	0.00	6.47	13.44	16.22	47.96	0.00	15.91	0.00	0.00	0.00

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Deutsche Bank toll-free at 1-800-503-4611.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to change.

  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.  THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.  The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change.

PHHMC 2008-CIM1
ARM (Subgroup I-2)
Collateral Summary

Total Balance:	$70,935,357.81				W.A. Original LTV:		72.70%		% Interest Only:		71.83%
Loan Count:	98				W.A. Original CLTV (including silent seconds):		75.95%		% Simultaneous Seconds		27.57%
Average Balance:	$723,830.18				W.A. Credit Score:		752		% Greater than 80% LTV and no MI:		0.00%
					% Conforming:		0.00%

Credit Score	Count	Balance ($)	WAC (%)	Percent (%)			Index	Count	Balance ($)	WAC (%)	Percent (%)
Not Available	1	574,000.00	5.750	0.81			Libor - 1 Year	98	70,935,357.81	5.918	100.00
661 - 700	11	7,323,410.38	6.156	10.32			Total:	98	70,935,357.81	5.918	100.00
Greater than or equal to 701	86	63,037,947.43	5.892	88.87
Total:	98	70,935,357.81	5.918	100.00

Documentation Type	Count	Balance ($)	WAC (%)	Percent (%)
Full Documentation	87	64,544,204.51	5.950	90.99			IO Term (months)	Count	Balance ($)	WAC (%)	Percent (%)
Stated Documentation	6	3,421,850.70	5.573	4.82			0	28	19,982,251.26	6.112	28.17
Limited/Reduced Documentation	5	2,969,302.60	5.608	4.19			120	70	50,953,106.55	5.841	71.83
Total:	98	70,935,357.81	5.918	100.00			Total:	98	70,935,357.81	5.918	100.00

							Property Type	Count	Balance ($)	WAC (%)	Percent (%)
							Single Family Residence	46	35,438,564.49	5.858	49.96
Purpose	Count	Balance ($)	WAC (%)	Percent (%)			Planned Unit Development	41	28,061,970.28	5.859	39.56
Purchase	63	44,976,926.14	5.849	63.41			Condo	10	6,469,823.04	6.429	9.12
Refinance - Rate Term	22	17,184,170.92	5.981	24.23			2-4 Family	1	965,000.00	6.375	1.36
Refinance - Cash Out	13	8,774,260.75	6.146	12.37			Total:	98	70,935,357.81	5.918	100.00
Total:	98	70,935,357.81	5.918	100.00

							Occupancy	Count	Balance ($)	WAC (%)	Percent (%)
LTV Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Primary	91	66,456,818.20	5.900	93.69
0.01 - 70.00	28	20,132,733.47	5.899	28.38			Second Home	5	2,955,395.61	5.984	4.17
70.01 - 80.00	58	44,048,775.33	5.950	62.10			Investment	2	1,523,144.00	6.545	2.15
80.01 - 90.00	6	3,349,999.69	5.776	4.72			Total:	98	70,935,357.81	5.918	100.00
90.01 - 95.00	6	3,403,849.32	5.756	4.80
Total:	98	70,935,357.81	5.918	100.00
							Top 5 States	Count	Balance ($)	WAC (%)	Percent (%)
							California	38	28,509,498.87	6.068	40.19
							Illinois	10	8,939,493.15	5.811	12.60
Gross Rate Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Arizona	9	5,814,974.50	5.818	8.20
4.500 - 4.999	2	1,513,300.00	4.814	2.13			Colorado	7	5,109,892.13	6.224	7.20
5.000 - 5.499	16	10,489,028.60	5.234	14.79			New Jersey	7	4,653,300.85	5.810	6.56
5.500 - 5.999	36	26,842,137.60	5.747	37.84			Other	27	17,908,198.31	5.704	25.25
6.000 - 6.499	30	22,063,066.65	6.215	31.10			Total:	98	70,935,357.81	5.918	100.00
6.500 - 6.999	14	10,027,824.96	6.603	14.14
Total:	98	70,935,357.81	5.918	100.00			Prepayment Penalty Term	Count	Balance ($)	WAC (%)	Percent (%)
							No Prepayment Penalty	98	70,935,357.81	5.918	100.00
							Total:	98	70,935,357.81	5.918	100.00

							Balance Range ($)	Count	Avg. Balance ($)	WAC (%)	Percent (%)
Margin (%)	Count	Balance ($)	WAC (%)	Percent (%)			200,000.01 - 300,000.00	1	290,000.00	6.375	0.41
2.000 - 2.499	97	69,974,457.45	5.911	98.65			400,000.01 - 500,000.00	12	479,603.84	5.945	8.11
2.500 - 2.999	1	960,900.36	6.375	1.35			500,000.01 - 600,000.00	27	554,475.40	6.007	21.10
Total:	98	70,935,357.81	5.918	100.00			600,000.01 - 700,000.00	16	637,535.64	5.624	14.38
							700,000.01 - 800,000.00	14	762,968.04	5.850	15.06
							800,000.01 - 900,000.00	5	839,159.42	5.965	5.91
							900,000.01 - 1,000,000.00	15	973,890.54	5.898	20.59
							1,000,000.01 - 1,250,000.00	4	1,056,695.68	6.108	5.96
							1,250,000.01 - 1,500,000.00	3	1,420,414.80	6.208	6.01
Maximum Rate (%)	Count	Balance ($)	WAC (%)	Percent (%)			1,500,000.01 - 1,750,000.00	1	1,744,970.99	6.000	2.46
9.500 - 9.999	2	1,513,300.00	4.814	2.13			Total:	98	723,830.18	5.918	100.00
10.000 - 10.499	16	10,489,028.60	5.234	14.79
10.500 - 10.999	36	26,842,137.60	5.747	37.84
11.000 - 11.499	30	22,063,066.65	6.215	31.10
11.500 - 11.999	14	10,027,824.96	6.603	14.14
Total:	98	70,935,357.81	5.918	100.00

Originator	Count	Balance ($)	WAC (%)	Percent (%)
PHH	98	70,935,357.81	5.918	100.00
Total:	98	70,935,357.81	5.918	100.00

Servicer	Count	Balance ($)	WAC (%)	Percent (%)
PHH	98	70,935,357.81	5.918	100.00
Total:	98	70,935,357.81	5.918	100.00

	Less than or equal to 55.00 (%)
FICO		55.01	60.01	65.01	70.01	75.01	80.01	85.01	90.01	95.01
LTV		to 60.00 (%)	to 65.00 (%)	to 70.00 (%)	to 75.00 (%)	to 80.00 (%)	to 85.00 (%)	to 90.00 (%)	to 95.00 (%)	to 99.99 (%)	100.00 (%)
Not Available	0.81	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1 - 600	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
601 - 625	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
626 - 650	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651 - 675	0.00	0.00	0.00	0.00	0.00	4.35	0.00	0.00	0.69	0.00	0.00
676 - 700	0.75	0.00	1.02	0.00	0.74	2.77	0.00	0.00	0.00	0.00	0.00
701 - 725	1.97	0.00	2.54	1.44	1.02	6.86	0.00	1.73	0.84	0.00	0.00
726 - 750	0.00	1.13	0.00	0.00	2.43	7.39	0.00	2.30	2.40	0.00	0.00
751 - 800	6.68	5.10	0.73	2.23	7.99	23.83	0.00	0.69	0.87	0.00	0.00
Greater than or equal to 801	0.00	2.81	1.18	0.00	3.10	1.60	0.00	0.00	0.00	0.00	0.00
Total:	10.21	9.04	5.47	3.67	15.29	46.81	0.00	4.72	4.80	0.00	0.00

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Deutsche Bank toll-free at 1-800-503-4611.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to change.

  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.  THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.  The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change.

PHHMC 2008-CIM1
ARM (Subgroup I-3)
Collateral Summary

Total Balance:	$118,701,910.52				W.A. Original LTV:		70.20%		% Interest Only:		86.97%
Loan Count:	167				W.A. Original CLTV (including silent seconds):		72.31%		% Simultaneous Seconds		20.91%
Average Balance:	$710,789.88				W.A. Credit Score:		758		% Greater than 80% LTV and no MI:		4.47%
					% Conforming:		0.29%

Credit Score	Count	Balance ($)	WAC (%)	Percent (%)			Index	Count	Balance ($)	WAC (%)	Percent (%)
621 - 660	2	1,441,500.00	6.282	1.21			Libor - 1 Year	166	117,841,945.92	6.007	99.28
661 - 700	13	9,305,393.85	6.209	7.84			Libor - 6 Month	1	859,964.60	6.5	0.72
Greater than or equal to 701	152	107,955,016.67	5.989	90.95			Total:	167	118,701,910.52	6.01	100.00
Total:	167	118,701,910.52	6.010	100.00

Documentation Type	Count	Balance ($)	WAC (%)	Percent (%)
Full Documentation	109	77,738,718.47	6.066	65.49			IO Term (months)	Count	Balance ($)	WAC (%)	Percent (%)
No Documentation	17	13,826,372.05	5.918	11.65			0	24	15,462,343.61	5.990	13.03
Stated Documentation	20	12,703,783.08	5.918	10.70			84	2	1,053,564.60	6.500	0.89
Alternative Documentation	15	10,437,736.92	5.872	8.79			120	141	102,186,002.31	6.008	86.09
Limited/Reduced Documentation	6	3,995,300.00	5.892	3.37			Total:	167	118,701,910.52	6.010	100.00
Total:	167	118,701,910.52	6.010	100.00

							Property Type	Count	Balance ($)	WAC (%)	Percent (%)
							Single Family Residence	99	71,077,760.18	6.041	59.88
							Planned Unit Development	49	34,023,667.55	5.925	28.66
Purpose	Count	Balance ($)	WAC (%)	Percent (%)			Condo	17	10,450,673.63	6.06	8.80
Purchase	90	63,185,424.20	5.986	53.23			2-4 Family	2	3,149,809.16	6.065	2.65
Refinance - Rate Term	44	31,084,294.61	6.033	26.19			Total:	167	118,701,910.52	6.01	100.00
Refinance - Cash Out	33	24,432,191.71	6.044	20.58
Total:	167	118,701,910.52	6.010	100.00
							Occupancy	Count	Balance ($)	WAC (%)	Percent (%)
							Primary	149	105,237,008.87	5.992	88.66
LTV Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Second Home	12	10,399,704.96	6.038	8.76
0.01 - 70.00	60	46,342,522.02	5.944	39.04			Investment	6	3,065,196.69	6.528	2.58
70.01 - 80.00	90	61,632,661.13	6.059	51.92			Total:	167	118,701,910.52	6.010	100.00
80.01 - 90.00	9	6,352,023.62	6.110	5.35
90.01 - 95.00	3	1,668,869.23	5.769	1.41
95.01 - 100.00	5	2,705,834.52	5.940	2.28			Top 5 States	Count	Balance ($)	WAC (%)	Percent (%)
Total:	167	118,701,910.52	6.010	100.00			California	57	41,561,732.81	6.086	35.01
							Illinois	13	8,791,318.25	5.910	7.41
							Colorado	10	8,183,089.84	6.083	6.89
Gross Rate Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			New Jersey	9	6,478,669.81	5.834	5.46
4.500 - 4.999	1	524,964.37	4.965	0.44			New York	7	5,788,116.02	5.951	4.88
5.000 - 5.499	9	5,760,146.07	5.377	4.85			Other	71	47,898,983.79	5.981	40.35
5.500 - 5.999	78	57,043,298.82	5.767	48.06			Total:	167	118,701,910.52	6.010	100.00
6.000 - 6.499	54	37,912,089.88	6.172	31.94
6.500 - 6.999	24	16,236,411.38	6.650	13.68			Prepayment Penalty Term	Count	Balance ($)	WAC (%)	Percent (%)
7.000 - 7.499	1	1,225,000.00	7.250	1.03			No Prepayment Penalty	167	118,701,910.52	6.010	100.00
Total:	167	118,701,910.52	6.010	100.00			Total:	167	118,701,910.52	6.010	100.00

							Balance Range ($)	Count	Avg. Balance ($)	WAC (%)	Percent (%)
Margin (%)	Count	Balance ($)	WAC (%)	Percent (%)			100,000.01 - 200,000.00	3	173,428.87	6.388	0.44
2.000 - 2.499	167	118,701,910.52	6.010	100			300,000.01 - 400,000.00	1	346,762.60	6.560	0.29
Total:	167	118,701,910.52	6.010	100.00			400,000.01 - 500,000.00	27	471,070.75	5.965	10.72
							500,000.01 - 600,000.00	45	548,282.54	5.983	20.79
							600,000.01 - 700,000.00	30	668,019.55	5.988	16.88
							700,000.01 - 800,000.00	18	754,052.18	5.985	11.43
							800,000.01 - 900,000.00	9	852,078.15	6.012	6.46
							900,000.01 - 1,000,000.00	16	963,272.86	5.926	12.98
							1,000,000.01 - 1,250,000.00	8	1,139,187.50	6.267	7.68
							1,250,000.01 - 1,500,000.00	8	1,382,541.24	6.069	9.32
Maximum Rate (%)	Count	Balance ($)	WAC (%)	Percent (%)			1,500,000.01 - 1,750,000.00	1	1,625,003.00	6.125	1.37
9.500 - 9.999	1	524,964.37	4.965	0.44			1,750,000.01 - 2,000,000.00	1	1,949,809.16	5.875	1.64
10.000 - 10.499	9	5,760,146.07	5.377	4.85			Total:	167	710,789.88	6.010	100.00
10.500 - 10.999	78	57,043,298.82	5.767	48.06
11.000 - 11.499	54	37,912,089.88	6.172	31.94
11.500 - 11.999	24	16,236,411.38	6.650	13.68
12.000 - 12.499	1	1,225,000.00	7.250	1.03
Total:	167	118,701,910.52	6.010	100.00

Originator	Count	Balance ($)	WAC (%)	Percent (%)
PHH	167	118,701,910.52	6.010	100.00
Total:	167	118,701,910.52	6.010	100.00

Servicer	Count	Balance ($)	WAC (%)	Percent (%)
PHH	167	118,701,910.52	6.010	100.00
Total:	167	118,701,910.52	6.010	100.00

	Less than or equal to 55.00 (%)
FICO		55.01	60.01	65.01	70.01	75.01	80.01	85.01	90.01	95.01
LTV		to 60.00 (%)	to 65.00 (%)	to 70.00 (%)	to 75.00 (%)	to 80.00 (%)	to 85.00 (%)	to 90.00 (%)	to 95.00 (%)	to 99.99 (%)	100.00 (%)
1 - 600	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
601 - 625	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
626 - 650	0.00	0.00	0.00	0.00	0.00	1.21	0.00	0.00	0.00	0.00	0.00
651 - 675	0.00	0.00	0.00	0.00	1.20	2.16	0.00	0.00	0.00	0.00	0.00
676 - 700	0.00	0.00	0.00	0.63	0.66	2.18	0.00	0.57	0.43	0.00	0.00
701 - 725	2.62	0.63	0.86	0.93	0.47	4.42	0.00	0.00	0.43	0.00	0.40
726 - 750	0.97	0.54	2.64	0.76	2.07	9.72	0.00	1.21	0.00	0.00	0.39
751 - 800	10.05	4.52	2.56	5.78	7.96	16.41	1.60	1.55	0.54	0.72	0.77
Greater than or equal to 801	2.37	0.00	0.38	2.80	1.33	2.12	0.00	0.42	0.00	0.00	0.00
Total:	16.01	5.70	6.45	10.89	13.70	38.23	1.60	3.75	1.41	0.72	1.56

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Deutsche Bank toll-free at 1-800-503-4611.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to change.

  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.  THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.  The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change.

PHHMC 2008-CIM1
ARM (Subgroup I-4)
Collateral Summary

Total Balance:	$132,164,889.45				W.A. Original LTV:		71.83%		% Interest Only:		90.92%
Loan Count:	169				W.A. Original CLTV (including silent seconds):		73.29%		% Simultaneous Seconds		18.23%
Average Balance:	$782,040.77				W.A. Credit Score:		751		% Greater than 80% LTV and no MI:		8.53%
					% Conforming:		1.11%

Credit Score	Count	Balance ($)	WAC (%)	Percent (%)			Index	Count	Balance ($)	WAC (%)	Percent (%)
621 - 660	6	6,599,614.93	6.338	4.99			Libor - 1 Year	167	130,572,809.32	6.149	98.80
661 - 700	17	12,739,991.83	6.104	9.64			Libor - 6 Month	2	1,592,080.13	6.319	1.20
Greater than or equal to 701	146	112,825,282.69	6.146	85.37			Total:	169	132,164,889.45	6.151	100.00
Total:	169	132,164,889.45	6.151	100.00

Documentation Type	Count	Balance ($)	WAC (%)	Percent (%)
Full Documentation	117	93,140,921.41	6.164	70.47			IO Term (months)	Count	Balance ($)	WAC (%)	Percent (%)
No Documentation	20	16,098,335.20	6.171	12.18			0	15	12,001,876.20	6.047	9.08
Stated Documentation	18	13,802,201.71	6.102	10.44			120	154	120,163,013.25	6.162	90.92
Alternative Documentation	12	7,313,432.13	6.163	5.53			Total:	169	132,164,889.45	6.151	100.00
Limited/Reduced Documentation	2	1,809,999.00	5.634	1.37
Total:	169	132,164,889.45	6.151	100.00

							Property Type	Count	Balance ($)	WAC (%)	Percent (%)
							Single Family Residence	112	90,037,312.23	6.159	68.12
							Planned Unit Development	40	29,841,914.37	6.08	22.58
Purpose	Count	Balance ($)	WAC (%)	Percent (%)			Condo	15	10,219,662.85	6.303	7.73
Purchase	94	75,444,316.43	6.135	57.08			2-4 Family	2	2,066,000.00	6.09	1.56
Refinance - Rate Term	37	32,012,366.19	6.062	24.22			Total:	169	132,164,889.45	6.151	100.00
Refinance - Cash Out	38	24,708,206.83	6.317	18.69
Total:	169	132,164,889.45	6.151	100.00
							Occupancy	Count	Balance ($)	WAC (%)	Percent (%)
							Primary	151	119,485,601.68	6.143	90.41
LTV Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Second Home	13	10,235,856.84	6.152	7.74
0.01 - 70.00	60	48,706,415.90	6.130	36.85			Investment	5	2,443,430.93	6.559	1.85
70.01 - 80.00	89	68,645,844.40	6.143	51.94			Total:	169	132,164,889.45	6.151	100.00
80.01 - 90.00	9	6,116,780.00	6.184	4.63
90.01 - 95.00	1	411,258.12	6.125	0.31
95.01 - 100.00	10	8,284,591.03	6.323	6.27			Top 5 States	Count	Balance ($)	WAC (%)	Percent (%)
Total:	169	132,164,889.45	6.151	100.00			California	51	46,408,219.86	6.239	35.11
							New Jersey	18	14,099,017.53	5.981	10.67
							Illinois	11	8,377,181.11	6.268	6.34
Gross Rate Range (%)	Count	Balance ($)	WAC (%)	Percent (%)			Minnesota	8	6,856,087.70	5.873	5.19
5.000 - 5.499	4	4,326,000.00	5.280	3.27			Texas	7	4,537,470.36	6.144	3.43
5.500 - 5.999	53	41,977,431.79	5.771	31.76			Other	74	51,886,912.89	6.137	39.26
6.000 - 6.499	70	56,709,636.19	6.239	42.91			Total:	169	132,164,889.45	6.151	100.00
6.500 - 6.999	35	25,463,330.53	6.597	19.27
7.000 - 7.499	7	3,688,490.94	7.086	2.79			Prepayment Penalty Term	Count	Balance ($)	WAC (%)	Percent (%)
Total:	169	132,164,889.45	6.151	100.00			No Prepayment Penalty	169	132,164,889.45	6.151	100.00
							Total:	169	132,164,889.45	6.151	100.00

							Balance Range ($)	Count	Avg. Balance ($)	WAC (%)	Percent (%)
Margin (%)	Count	Balance ($)	WAC (%)	Percent (%)			0.01 - 100,000.00	1	96,741.53	6.670	0.07
2.000 - 2.499	160	126,322,910.05	6.159	95.58			100,000.01 - 200,000.00	3	123,333.33	6.718	0.28
2.500 - 2.999	9	5,841,979.40	5.978	4.42			200,000.01 - 300,000.00	1	276,750.00	6.210	0.21
Total:	169	132,164,889.45	6.151	100.00			300,000.01 - 400,000.00	2	360,520.59	6.247	0.55
							400,000.01 - 500,000.00	18	460,820.42	6.244	6.28
							500,000.01 - 600,000.00	28	555,123.55	6.174	11.76
							600,000.01 - 700,000.00	33	657,118.18	6.136	16.41
							700,000.01 - 800,000.00	20	758,326.04	6.048	11.48
							800,000.01 - 900,000.00	15	861,587.41	6.330	9.78
							900,000.01 - 1,000,000.00	28	981,549.26	6.209	20.79
Maximum Rate (%)	Count	Balance ($)	WAC (%)	Percent (%)			1,000,000.01 - 1,250,000.00	6	1,110,898.33	6.141	5.04
10.000 - 10.499	4	4,326,000.00	5.280	3.27			1,250,000.01 - 1,500,000.00	7	1,391,509.00	6.043	7.37
10.500 - 10.999	53	41,977,431.79	5.771	31.76			1,500,000.01 - 1,750,000.00	3	1,580,333.33	5.995	3.59
11.000 - 11.499	70	56,709,636.19	6.239	42.91			1,750,000.01 - 2,000,000.00	3	1,887,188.55	5.817	4.28
11.500 - 11.999	35	25,463,330.53	6.597	19.27			2,750,000.01 - 3,000,000.00	1	2,795,000.00	6.25	2.11
12.000 - 12.499	7	3,688,490.94	7.086	2.79			Total:	169	782,040.77	6.151	100.00
Total:	169	132,164,889.45	6.151	100.00

Originator	Count	Balance ($)	WAC (%)	Percent (%)
PHH	169	132,164,889.45	6.151	100.00
Total:	169	132,164,889.45	6.151	100.00

Servicer	Count	Balance ($)	WAC (%)	Percent (%)
PHH	169	132,164,889.45	6.151	100.00
Total:	169	132,164,889.45	6.151	100.00

	Less than or equal to 55.00 (%)
FICO		55.01	60.01	65.01	70.01	75.01	80.01	85.01	90.01	95.01
LTV		to 60.00 (%)	to 65.00 (%)	to 70.00 (%)	to 75.00 (%)	to 80.00 (%)	to 85.00 (%)	to 90.00 (%)	to 95.00 (%)	to 99.99 (%)	100.00 (%)
1 - 600	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
601 - 625	0.47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
626 - 650	0.00	0.82	2.95	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651 - 675	0.15	0.68	0.00	0.00	0.00	2.09	0.00	0.00	0.31	0.00	0.64
676 - 700	0.00	0.00	0.00	1.51	0.73	3.72	0.00	0.00	0.00	0.00	0.56
701 - 725	1.13	0.00	1.64	1.27	2.33	3.18	0.00	0.49	0.00	0.00	0.00
726 - 750	0.76	2.34	0.80	0.00	3.28	5.27	0.00	1.44	0.00	0.00	3.09
751 - 800	6.65	6.12	4.39	1.93	5.33	21.41	0.91	1.79	0.00	0.00	1.78
Greater than or equal to 801	1.51	0.00	0.59	1.16	1.09	3.51	0.00	0.00	0.00	0.00	0.20
Total:	10.67	9.95	10.36	5.87	12.76	39.18	0.91	3.71	0.31	0.00	6.27

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Deutsche Bank toll-free at 1-800-503-4611.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and is subject to change.

  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.  THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.  The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change.